                                                                 EXHIBIT 10.9(d)

              MODIFICATION AND AMENDMENT TO GAS PURCHASE CONTRACT

       THIS AMENDMENT, made and entered into as of the 1st day of March, 1988, by and between CONSUMERS POWER COMPANY, a Michigan corporation, hereinafter referred to as "Buyer", and NORTHERN MICHIGAN EXPLORATION COMPANY, hereinafter referred to as "Seller";

       WITNESSETH:

       WHEREAS, By Gas Purchase Contract dated December 1, 1985, Buyer and Seller entered into an agreement upon the terms, conditions and provisions therein contained and covering the well units set forth on Exhibit A attached thereto; and

       WHEREAS, Exhibit A was previously amended to include one or more wells not covered by the original contract; and

       WHEREAS, Buyer and Seller desire to modify and amend said Gas Purchase Contract to cover and include, in addition to the well(s) now covered and included therein, the Shell #2-30 Sylvania Savings located in the NW-1/4 of the SE-1/4 of the NW-1/4 of Section 30, T34N-R3E, Case Township, Presque Isle County, Michigan;

       NOW THEREFORE, for and in consideration of the premises, Buyer and Seller mutually agree as follows:

       1. Effective as of March 1, 1988, the Second Amended Exhibit A attached to said Gas Purchase Contract is of no further force and effect and there is hereby substituted therefore, effective as of March 1, 1988, the Third Amended Exhibit A which is attached hereto and made a part hereof.

       2. Except as specifically herein modified and amended, all of the other terms, conditions and provisions of said Gas Purchase Contract as previously amended are and shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed as of the day and year first above written.


WITNESSES:                            BUYER
                                      -----

                                      CONSUMERS POWER COMPANY

                                      By /s/ R. J. Odlevak
------------------------------           ------------------------------



------------------------------
                                      SELLER
                                      ------

                                      NORTHERN MICHIGAN EXPLORATION COMPANY

/s/ Barbara J. Strause                By /s/ W. H. Stephens, III
------------------------------           ------------------------------


/s/ Tami A. Opalik
------------------------------
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                           THIRD AMENDED EXHIBIT "A"

                                      for

                             GAS PURCHASE CONTRACT

                                     Dated

                                December 1, 1985

                                    Between

                            CONSUMERS POWER COMPANY

                                      and

                     NORTHERN MICHIGAN EXPLORATION COMPANY



                 Township                       County
          ------------------------           ------------
          Allis North, T34N-R2E          Presque Isle
          Allis South, T33N-R2E          Presque Isle
          Case North, T34N-R3E           Presque Isle
          Case South, T33N-R3E           Presque Isle
          Bismarck North, T34N-R4E       Presque Isle
          Bismarck South, T33N-R4E       Presque Isle
          Belknap, T34N-R5E              Presque Isle
          Metz, T33N-R5E                 Presque Isle
          Pulawski, T34N-R6E             Presque Isle

          Shell  #1-30 Sylvania Savings
                 SE NW SW Section 30, T34N-R3E
                 Case Township, Presque Isle County

          NOMECO #1-30 Parr
                 NW NE NW Section 30, T34N-R3E
                 Case Township, Presque Isle County

          Amoco  #2-26 Sorgett
                 NW NE SW Section 26, T34N-R4E
                 Bismark Township, Presque Isle County

          Shell  #2-27 Kanka-State Case
                 NW NW NW Section 27, T34N-R3E
                 Case Township, Presque Isle County

          Shell  #2-30 Sylvania Savings
                 NW SE NW Section 30, T34N-R3E
                 Case Township, Presque Isle County